                                                                   EXHIBIT 10.38


                               AMENDMENT NO. 1 TO
                               ------------------

                         ESOP LOAN AND PLEDGE AGREEMENT
                         ------------------------------



         THIS AGREEMENT, made this 1st day of May, 1997, by and between MEADE INSTRUMENTS CORP., a Delaware corporation (the "Company"), and the MEADE INSTRUMENTS CORP. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST (the "ESOP").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Company and the ESOP entered into the ESOP Loan and Pledge Agreement dated April 23, 1996 (the "Agreement");

         WHEREAS, the Company consummated an initial public offering (the "IPO") of its Common Stock on April 9, 1997;

         WHEREAS, it is expected that dividends will not be paid by the Company on its Common Stock and that the maximum allowable contributions by the Company to the ESOP may not be sufficient to amortize the ESOP Loan as originally scheduled under Section 2.1 of the Agreement; and

         WHEREAS, it is desirable to amend the Agreement to provide for a simplified schedule of annual payments of principal and interest on the ESOP Loan;

         NOW, THEREFORE, the parties hereto agree that the Agreement is hereby amended, effective as of March 1, 1997, by restating Section 2.1(a) and (b) thereof to read as follows:

         Section 2.1 Payments of Principal and Interest.

               (a) Interest - The ESOP shall pay interest (including interest on any overdue payments) on the unpaid portion of the ESOP Loan not later than April 22nd of each year, commencing April 22, 1997, until such time as principal has been paid in full.

               (b) Principal - The principal balance of $10,005,000 remaining due on the Note as of April 9, 1997, shall be due and payable in nine consecutive annual installments of $1,000,000 not later than April 22nd in each of the years 1997-2005, with a final installment of $1,005,000 due and payable on April 22, 2006.

         IN WITNESS WHEREOF, the Company and the ESOP have executed this Amendment No. 1 this 26th day of November, 1997.


                                       MEADE INSTRUMENTS CORP.


                                       By  /s/ Steven G. Murdock
                                           ----------------------------------
                                                      President

                                       MEADE INSTRUMENTS CORP. EMPLOYEE
                                       STOCK OWNERSHIP PLAN AND TRUST

                                       By:  Administrative Committee of
                                            the Meade Instruments Corp.
                                            Employee Stock Ownership
                                            Plan


                                            By  /s/ Brent W. Christensen
                                                ----------------------------



                                      -2-